As filed with the Securities and Exchange Commission on April 5, 2007.

Registration No. 333-______
1940 Act File No. 811-22045

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ___ (  )
Post-Effective Amendment No. ___ (  )
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. ___ ( )
(Check Appropriate box or boxes)

WISCONSIN CAPITAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

1200 JOHN Q. HAMMONS DRIVE, SECOND FLOOR
MADISON, WISCONSIN	53717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (608) 824-8800

Thomas G. Plumb
President
1200 John Q. Hammons Drive
Second Floor
Madison, Wisconsin 53717
(Name and Address of Agent for Service)

Copy to:
Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Approximate date of proposed public offering: As soon as practicable after the
Registration Statement is declared effective

It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☐ on [date] pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on [date] pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

WISCONSIN CAPITAL FUNDS, INC.
1200 John Q. Hammons Drive
2nd Floor
Madison, Wisconsin 53717
www.wisconsincapitalfunds.com

Plumb Balanced Fund
Plumb Equity Fund
PROSPECTUS
_________, 2007

The information in this Prospectus is not complete and may be changed. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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RISK/RETURN SUMMARY

Plumb Balanced Fund

Investment Objective. The Plumb Balanced Fund (Balanced Fund) seeks a high total return through capital appreciation while attempting to preserve principal, and secondarily seeks current income.

Principal Strategies. The Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. More than 50% of the Fund's assets are normally invested in common stocks. In allocating the Fund's assets between stocks and bonds, we assess the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates, and the outlook for stocks generally.

We invest in common stocks that possess most of the following characteristics:

•	Leading market positions

•	High barriers to entry and other competitive or technological advantages

•	High returns on equity and assets

•	Good growth prospects

•	Strong management

•	Relatively low debt burdens

To achieve a better risk-adjusted return on its equity investments, the Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest where we believe opportunity exists.
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We also normally invest at least 25% of the Fund's assets in fixed income senior securities. The fixed income securities in which the Fund may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock. The Fund generally invests in investment grade fixed income securities, although it may invest up to 5% of its total assets in securities rated below investment grade. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.

Risks. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its asset allocation. If the Fund favors an asset class during a period when that class underperforms, performance may be hurt. The Fund's principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

•
Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

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•
Market Sector Risk. The Fund invests a greater portion of its assets in certain companies, industries or market sectors than the weightings they represent in certain broad market indices. These overweighted and underweighted positions may cause the Fund's performance to vary from the performance of such broad market indices.

The Fund's investments in stocks and other equity securities are subject to the following additional principal risks:

•
Growth and Value Stock Risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•
Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1.0 billion. Earnings and revenues of small companies tend to be less predictable (indeed, companies may be experiencing significant losses), and the share prices of small companies more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the Fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

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The Fund's investments in bonds and other fixed-income securities are subject to the following additional principal risks:

•
Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Fund's share price. The longer the effective maturity and duration of the bond portion of the Fund, the more the Fund's share price is likely to react to interest rates.

•
Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall. Although the Fund's bond investments are primarily in investment grade bonds, the Fund may invest to a limited extent (up to 5% of its total assets) in high yield ("junk") bonds which involve greater credit risk, including the risk of default, than investment grade bonds. High yield bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to negative developments affecting the issuer or its industry, or the economy in general.

•
Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

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•
Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund's share price may fall dramatically.

Temporary strategies in which the Fund may engage from time to time expose it to certain other risks described below.

•
Temporary Defensive Positions. Under adverse market conditions, the Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities. Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

•	Short-Term Trading Risks. The Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund's after-tax performance.

Performance. The Balanced Fund is first offering its shares on the effective date of this Prospectus, and it therefore has no historical performance information to present. However, the Advisor has extensive experience managing institutional balanced accounts, including twenty years managing a registered investment company with a balanced objective. The table below shows the annual total returns of the Wisconsin Capital Management Institutional Balanced Composite for the indicated periods ended December 31, 2006. The Wisconsin Capital Management Institutional Balanced Composite is comprised of all institutional accounts (including a registered investment company managed by the Advisor prior to April 1, 2007) managed by the Advisor which have an investment objective and program comparable to that of the Balanced Fund. The table also presents comparative performance information showing the annual total returns of a benchmark which the Advisor uses to gauge performance of its separately managed balanced accounts, as well as the Lipper category of peer funds referred to as the Mixed-Asset Target Allocation Growth Funds.
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SHAREHOLDERS SHOULD BEAR IN MIND THAT THE PERFORMANCE INFORMATION FOR THE WISCONSIN CAPITAL MANAGEMENT INSTITUTIONAL BALANCED COMPOSITE REPRESENTS THE HISTORICAL PERFORMANCE OF THE SEPARATELY-MANAGED INSTITUTIONAL ACCOUNTS THAT COMPRISE THE COMPOSITE, AND THAT SUCH PERFORMANCE INFORMATION IS NOT THE HISTORICAL PERFORMANCE OF THE FUND AND IS NOT INDICATIVE OF HOW THE FUND WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Wisconsin Capital Management
Institutional Balanced Composite - Performance Presentations
December 31, 2006

	Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Composite(1)	10.63%	5.97%	5.72%	10.08%
Benchmark(2)	12.15%	8.07%	5.79%	7.58%
Lipper Group (3)	10.70%	7.73%	5.52%	7.13%
_______________________

(1)
The performance information for the Composite has been calculated using the methodology suggested by the CFA Institute and consistent with the Global Investment Performance Standards ("GIPS"), which methodology differs from the method mandated by the Securities and Exchange Commission for use by mutual funds to calculate and publish historic performance information. Performance results for the Composite are gross of all fees and expenses, regardless of their nature, incurred by the separately managed institutional accounts that comprise the Composite, so the return would be lower if expenses were taken into account. In addition, the separately managed accounts comprising the Composite are not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, would adversely affected the performance results of the separately managed accounts comprising the Composite.

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(2)
The Benchmark is an asset-weighted blend of the S&P 500 Total Return Index and the Lehman Brothers Intermediate Government/Credit Bond Index. The Benchmark is rebalanced quarterly based on the mix of equity and non-equity assets held in the separately managed accounts which comprise the Composite.

(3)
Lipper, a unit of Reuters, publishes a performance summary for all mutual funds within their investment categories. The Mixed-Asset Target Allocation Growth Funds are funds that maintain a mix of between 60% and 80% equity securities in their investment portfolios, with the remainder of their portfolios invested in bonds, cash and cash equivalents.

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Plumb Equity Fund

Investment Objective. The Plumb Equity Fund (Equity Fund) seeks long-term capital appreciation.

Principal Strategy. To pursue this objective, the Equity Fund normally invests at least 70% of total assets in a diversified portfolio of common stocks. The Fund generally invests in higher quality companies that are trading at significant discounts to portfolio managers' estimates of their intrinsic value. These companies may include large, medium and smaller sized companies.

The portfolio managers typically look for companies that possess the following characteristics:

•	Leading market positions

•	High barriers to market entry and other competitive or technological advantages

•	High return on equity and invested capital

•	Consistent operating history

•	Capable management

•	Solid balance sheets

•	Good growth prospects

In selecting securities for the Fund, the portfolio managers analyze a company's intrinsic value (the present value of the cash that can be taken out of a company in the future) and attempt to determine the price that a knowledgeable investor would be willing to pay for the entire company, given its financial characteristics, management, industry position and growth potential. Then, the portfolio managers compare the company's market valuation relative to its intrinsic business value.

The Fund's portfolio managers employ a blended investment style, which they generally characterize as "growth at a reasonable price". However, the portfolio managers may prefer a certain investment style and look for growth stocks or value stocks when warranted by market conditions and other factors.
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The Fund seeks to provide investors with competitive after-tax investment returns buy holding quality securities for the long term, which is designed to promote greater tax-efficiency. The Fund anticipates that capital growth will be accompanied by dividend income and growth of dividend income over time.

The Fund typically sells securities in companies when their market valuations rise significantly above the portfolio managers' estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.

Risks. The Fund's principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

•
Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•
Market Sector Risk. The Fund invests a greater portion of its assets in certain companies, industries or market sectors than the weightings they represent in certain broad market indices. These overweighted and underweighted positions may cause the Fund's performance to vary from the performance of such broad market indices.

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•
Growth and Value Stock Risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•
Smaller Company Risk. To the extent that the Fund invests in small and mid-sized companies, it will be subject to additional risks because the earnings and revenues of such companies tend to be less predictable and their share price is more volatile than those of larger, more established companies. In addition, the shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of those securities and the ability of the Fund to sell those securities at times when the portfolio managers deem it desirable to do so.

•
Foreign Securities Risk. Although the Fund invests principally in the securities of U.S. issuers, it may from time to time invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

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•
Temporary Defensive Positions. Under adverse market conditions, the Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities. Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Performance. The Equity Fund is first offering its shares on the effective date of this Prospectus, and it therefore has no historical performance information to present. However, the Advisor has extensive experience managing institutional equity accounts, including 15 years managing registered investment companies with an equity objective. The table below shows the annual total returns of the Wisconsin Capital Management Institutional Equity Composite for the indicated periods ended December 31, 2006. The Wisconsin Capital Management Institutional Equity Composite is comprised of all institutional accounts, including a registered investment company managed by the Advisor prior to April 1, 2007, managed by the Advisor which have an investment objective and program comparable to that of the Equity Fund. The table also presents comparative performance information showing the annual total returns of a benchmark which the Advisor uses to gauge performance of its separately managed equity accounts, as well as the Lipper category of peer funds referred to as the Multi-Cap Core Funds.

SHAREHOLDERS SHOULD BEAR IN MIND THAT THE PERFORMANCE INFORMATION FOR THE WISCONSIN CAPITAL MANAGEMENT INSTITUTIONAL EQUITY COMPOSITE REPRESENTS THE HISTORICAL PERFORMANCE OF THE SEPARATELY-MANAGED INSTITUTIONAL ACCOUNTS THAT COMPRISE THE COMPOSITE, AND THAT SUCH PERFORMANCE INFORMATION IS NOT THE HISTORICAL PERFORMANCE OF THE FUND AND IS NOT INDICATIVE OF HOW THE FUND WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.
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Wisconsin Capital Management
Institutional Equity Composite - Performance Presentations
December 31, 2006

	Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Composite(1)	12.35%	6.45%	5.23%	12.61%
Benchmark(2)	15.80%	10.44%	6.19%	8.42%
Lipper Group (3)	13.39%	10.34%	6.64%	8.69%
_______________________

(1)
The performance information for the Composite has been calculated using the methodology suggested by the CFA Institute and consistent with the Global Investment Performance Standards ("GIPS"), which methodology differs from the method mandated by the Securities and Exchange Commission for use by mutual funds to calculate and publish historic performance information. Performance results for the Composite are gross of all fees and expenses, regardless of their nature, incurred by the separately managed institutional accounts that comprise the Composite, so the return would be lower if expenses were taken into account. In addition, the separately managed accounts comprising the Composite are not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, would adversely affected the performance results of the separately managed accounts comprising the Composite.

(2)
The Benchmark is an asset-weighted blend of the S&P 500 Total Return Index. The Benchmark is rebalanced quarterly based on the composition of the equity securities held in the separately managed institutional accounts which comprise the Composite.

(3)
Lipper, a unit of Reuters, publishes a performance summary for all mutual funds within their investment categories. The Multi-Cap Core Funds comprises funds that invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization category over an extended period of time. Multi-Cap Funds typically hold between 25% and 75% of their assets in companies with market capitalizations in excess of 300% of the S&P Supercomposite 1500 Index.

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FEES AND EXPENSES

This summary describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment). Because each Fund is a no-load fund, you pay no fee or sales charges when you buy, sell or exchange shares. However, you will be charged a fee (currently $15.00) when you have redemption proceeds paid to you by wire transfer.

Annual Fund Operating Expenses (expenses that are deducted from fund assets).

	Balanced Fund	Equity Fund
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses(1)	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Fee Waivers and Expense Reimbursements(2)	[ ]%	[ ]%
Net Annual Fund Operating Expenses	1.10%	1.20%
________________________

(1)	"Other Expenses" are based on estimated amounts for the fiscal year ending June 30, 2008. Actual expenses may vary from those indicated.

(2)
The Advisor has contractually agreed, at least until June 30, 2010, to waive fees and reimburse expenses of the Balanced and Equity Funds so as to cap their annual operating expense ratios at 1.10% and 1.20%, respectively, of their average daily net assets.

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Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that each the Fund's operating expenses remain the same. The example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for each Fund at least until June 30, 2010. The assumed return does not represent actual or future performance and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

	1 Year	3 Years
Balanced Fund	$113	$352
Equity Fund	$123	$383

MANAGEMENT

Investment Advisor

Wisconsin Capital Management, LLC (the Advisor), 1200 John Q. Hammons Drive, 2nd Floor, Madison, Wisconsin 53717, serves as investment advisor and administrator for the Funds. As of March 31, 2007, the Advisor had assets under discretionary management of approximately $1.0 billion.

The Advisor manages the investment of each Fund's assets, provides each Fund with personnel, facilities and administrative services and supervises each Fund's daily business affairs, all subject to the oversight of the Board of Directors. Under the investment advisory agreement pursuant to which the Advisor provides these services, each Fund pays the Advisor a fee for these services at an annual rate equal to 65 basis points (0.65%) of the Fund's average daily net assets.
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The manager of Wisconsin Capital is WCM, Inc., a registered investment advisor which is a wholly-owned subsidiary of TGP, Inc. TGP, Inc. is owned solely and directly by Thomas G. Plumb. The address of each of WCM, Inc. and TGP, Inc. is the same as the Advisor's address.

Portfolio Managers

Thomas G. Plumb, CFA. Thomas G. Plumb leads the portfolio management team that manages the investments of the Funds. He works closely with the other three portfolio managers in researching and selecting investments for the Funds. Mr. Plumb is a Principal and the founder of Wisconsin Capital Management, LLC, which traces its origins back over twenty-two years. He has over thirty years of experience as an investment professional including twenty years as the lead manager of two nationally renowned balanced mutual funds, the Thompson Plumb Balanced Fund and the Dreyfus Premier Opportunity Balanced Fund. Mr. Plumb earned a Bachelor of Business Administration degree from the University of Wisconsin-Madison in 1975 and also holds a Chartered Financial Analyst designation.

David B. Duchow, CFA. David B. Duchow serves as an associate portfolio manager for the Funds. He is a Principal of Wisconsin Capital Management, LLC, working as a portfolio manager and research analyst since 1992. Mr. Duchow has had extensive experience as a lead, co-, and associate portfolio manager for both equity and balanced mutual funds. Mr. Duchow earned a Bachelor of Business Administration in Finance and Real Estate in 1991 and a Master of Business Administration in the Executive Program at the University of Wisconsin-Madison in 1999. Mr. Duchow holds a Chartered Financial Analyst designation.

Timothy R. O’Brien, CFA. Timothy R. O'Brien serves as an associate portfolio manager for the Funds. He is a Principal of Wisconsin Capital Management, LLC, working as a portfolio manager and research analyst since 1997. Mr. O'Brien has had extensive experience as a lead, co-, and associate portfolio manager for both equity and balanced mutual funds. Prior to his employment with the firm, Mr. O’Brien served full-time as an F-16 fighter pilot and officer for the Wisconsin Air National Guard and United States Air Force. Mr. O’Brien is currently a Colonel for the Wisconsin Air National Guard. He completed his Bachelor of Arts at the University of Notre Dame and also completed a Master of Business Administration with honors from the University of Chicago. Mr. O’Brien holds a Chartered Financial Analyst designation.
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Clint A. Oppermann, CFA. Clint A. Oppermann serves as an associate portfolio for the Funds. He is a Principal of Wisconsin Capital Management, LLC, working as a portfolio manager and research analyst since 1999. Mr. Oppermann has had extensive experience as a lead, co-, and associate portfolio manager for both equity and balanced mutual funds. Mr. Oppermann was promoted to Director of Research in November 2001. While studying for Bachelor of Science degrees in Mathematics and Economics from the University of Wisconsin-Madison, he was admitted as a member of the Phi Beta Kappa national honor society. Mr. Oppermann earned a Master of Arts degree in finance from the Wharton School of the University of Pennsylvania and also holds a Chartered Financial Analyst designation.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.

HOW TO BUY SHARES

General

You may buy shares of each Fund without a sales charge. The price you pay for the shares will be based on the net asset value per share determined at the end of the business day on which your purchase order is received by Wisconsin Capital Funds through [                            ], the Funds' transfer agent (Transfer Agent), or received by [                           ], the principal underwriter and distributor of shares of the Funds (Distributor), or other broker-dealers authorized by the Funds or their designated intermediaries. You need to complete the Account Application and submit it to the Distributor in order to purchase Fund shares. The Distributor and the Funds reserve the right to reject any purchase order for any reason. Shares generally may not be purchased by persons residing outside the United States. Please note that your application will be returned if any information is missing. The Funds do not issue share certificates.
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Please call us at 1-[             ] or visit our website at www.[          ] if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.

The investment minimums for purchases of shares of the Funds are as follows:

To open an account:	$2,500 ($2,000 for IRAs)

To add to an account:	$100 ($50 for Automatic Investment Plan and Automatic Exchange Plan)

The Funds have established an Anti-Money Laundering Program as required by the USA PATRIOT Act. In order to ensure compliance with this law, we are required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name

•	Date of Birth

•	Social Security Number

•	Permanent Street Address (P.O. box is not acceptable)

•	Corporate accounts require additional documentation

We will use this information to verify your identity and will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act. We also reserve the right to close an account within five business days if identifying information or documentation is not received.
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Purchase Procedures

You may buy shares of the Funds in the following ways:

Method	Steps To Follow

By Mail: Wisconsin Capital Funds, Inc. _______________________________ _______________________________ _______________________________
To Open a New Account:

1.            Complete the Account Application.

2.            Make your check payable to "Wisconsin Capital Funds" (note: your purchase must meet the applicable minimum). All purchases by check must be made in U.S. dollars. No third party checks, credit cards, credit card checks, cash or money orders will be accepted.

3. Send the completed Account Application and check to the applicable address listed to the left (note: $25 charge for checks returned for insufficient funds).

By Personal Delivery/Express Mail: Wisconsin Capital Funds, Inc. _______________________________ _______________________________ _______________________________	To Add to an Existing Account: 1. Complete the Additional Investment form included with your account statement (or write a note with your account number).

2. Make your check payable to "Wisconsin Capital Funds." No third party checks, credit cards, credit card checks, cash or money orders will be accepted.

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3. Send the Additional Investment form (or note) and check to the applicable address listed to the left (note: $25 charge for checks returned for insufficient funds).

By Wire or Electronic Funds Transfer:

Wire To:                _____________________________
ABA ________________________

Credit:                    c/o __________________________
                                Account ______________________

Further Credit:                       (Name of relevant
Wisconsin Capital Fund)
(Account Number)
(Your Name)

Note: Amounts sent by wire or electronic funds transfers must be received before 3:00 p.m. Central Time in order to buy shares that day. Also, you are responsible for any charges that your bank may impose for effecting the wire or electronic funds transfer.

To Open a New Account:

1.           Complete and return the Account Application form to us at the applicable address set forth above.

2.            Call us at 1-                 before making the wire transfer and provide your name, account number, address, social security or tax identification number, the amount being wired, the name of your bank and the name and phone number of your bank's contact person.

3.            Instruct your bank (which must be a member of, or have a correspondent relationship with a member of, the Federal Reserve System for wire transfers, or must be an Automated Clearing House member for electronic funds transfers) to wire the funds as shown to the left (note: $25 charge for insufficient or unavailable funds or your negligence).

To Add to an Existing Account: 1. Follow steps 2 and 3 above, and make sure you give us your correct account number.

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Automatic Investment Plan:	To Open an Account:

(Note: This plan may be suspended, modified or terminated at any time.)	Not Applicable.

To Add to an Existing Account:

1. Call us at 1-____________or visit our website at www._____________ to obtain a regular Account Application.

2.            Complete the Automatic Investment Plan section on the regular Account Application to authorize the transfer of funds from your bank account, include a voided check with the application and indicate how often (monthly, bimonthly, quarterly or yearly) you wish to make automatic investments.

3. Indicate the amount of the automatic investments (must be at least $50 per investment).

4.            Your bank will deduct the automatic investment amount you have selected from your checking account on the business day of your choosing, and apply that amount to the purchase of fund shares. (Note: you will be charged $25 for any automatic investments that do not clear due to insufficient funds or the closing of your account without notifying us.)

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To Change or Stop an Automatic Investment Plan:
1. Call us at 1-____________. We will take your request and give you a confirmation number; or

2. Write a letter requesting your change to:

Wisconsin Capital Funds, Inc c/o _________________________ ____________________________ ____________________________
Through Broker-Dealers and Other Service Providers:
You may purchase shares of the Funds through a broker-dealer, institution or other service provider, who may charge a commission or other transaction fee. Certain features of the Funds may not be available or may be modified in connection with the program offered by your service provider. The service provider, rather than you, may be the shareholder of record of Fund shares, and may be responsible for delivering Fund reports and other communications about the Funds to you.

Exchange of Fund Shares

You may exchange shares of a Fund for shares of another Wisconsin Capital Fund without a fee or sales charge. The exchange of shares can be made by mailing a letter of instruction to the Fund or by telephone unless you have declined this option on your Account Application. If you have a joint account, only one joint tenant's authorization is required for a telephone exchange. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.
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The basic rules for exchanges are as follows:

•	You must own shares of the Fund you wish to exchange for at least 15 days before you can exchange them for shares of another Wisconsin Capital Fund.

•	Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but less than $100,000.

•	Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 (or $2,000 for IRAs).

•	We reserve the right to limit the number of times you may exchange Fund shares.

Automatic Exchange Plan. You may also make regular monthly exchanges from one Wisconsin Capital Fund to another through our Automatic Exchange Plan. You may participate by completing the Automatic Exchange Plan Application, which may be obtained from the Funds. You must establish an account for each Wisconsin Capital Fund with at least $2,500 (or $2,000 for IRAs) before you can make automatic exchanges. You determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

Tax Treatment for Exchanges. An exchange of shares from one Wisconsin Capital Fund to another is treated as a sale of the shares being exchanged and any gain on the transaction may be subject to income tax.

HOW TO SELL SHARES

General

You may redeem (sell back to the Fund) all or some shares of a Fund at any time by sending a written request to Wisconsin Capital Funds. A Redemption Request Form is available from the Funds. The price you receive for the shares will be based on the net asset value per share next determined after the redemption request is received in proper form by the Fund (through the Transfer Agent) or by the Distributor or other broker-dealer authorized by the Funds or its designated intermediary. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which the Exchange is open. Please call us at 1-____________ if you have any questions about redeeming shares of the Funds.
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A redemption request will be deemed in proper form if it includes:

•	The shareholder's name;

•	The name of the Fund;

•	The account number;

•	The share or dollar amount to be redeemed; and

•	Signatures of all shareholders on the account (for written redemption requests, with its signature(s) guaranteed if applicable).

Redemption Procedures

You may redeem Fund shares in the following ways:

Method	Steps to Follow

By Mail:
Wisconsin Capital Funds, Inc.
c/o ___________________________
______________________________
______________________________

By Personal Delivery/Express Mail:

Wisconsin Capital Funds, Inc.
c/o ___________________________
______________________________
______________________________

1.            A written request for redemption (or the Redemption Request form) must be signed exactly as the account is registered and include the account number and the amount to be redeemed.

2.           Send the written redemption request and any certificates for the shares being redeemed to the applicable address listed to the left.

3.             Signatures may need to be guaranteed. See "Signature Guarantees."

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Method	Steps to Follow

Systematic Withdrawal Plans:
You can elect to participate in our Systematic Withdrawal Plan by completing the Systematic Withdrawal Plan section on the regular Account Application. This plan allows you to arrange for automatic withdrawals from your Fund account into a pre-authorized bank account. You select the schedule for systematic withdrawals, which may be on a monthly basis or in certain designated months. You also select the amount of each systematic withdrawal, subject to a $50 minimum. To begin systematic withdrawals, you must have a Fund account valued at $10,000 or more. The Systematic Withdrawal Plan may be terminated or modified at any time.

By Telephone:	We will accept telephone redemptions unless you indicate otherwise on your account application.

1. Call us at 1_____________.

2. Provide your account number and the amount to be redeemed.

3. Telephone redemptions are subject to a $25,000 maximum.

4. We will send the proceeds from a telephone redemption only to the shareholder of record at the address shown on its records.

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Method	Steps to Follow

By accepting the telephone redemption option, you authorize us to act upon the instruction of any person by telephone to redeem shares from your account, and you assume some risk for unauthorized transactions. We have procedures designated to reasonably assure that the telephone instructions are genuine, including recording telephone conversations, requesting personal information and providing written confirmation of transactions, and we will be liable to you if you suffer a loss from our failure to abide by these procedures.

Through Broker-Dealers, Institutions and Other Service Providers:	You may redeem Fund shares through broker-dealers, institutions and other service providers, who may charge a commission or other transaction fee for processing the redemption for you.

Receiving Redemption Proceeds

You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by Wisconsin Capital Funds (through the Transfer Agent). We will delay sending redemption proceeds for 15 days from their purchase date or until all payments for the shares being redeemed have cleared, whichever occurs first.

Method	Steps to Follow
By Mail:
We mail checks for redemption proceeds within seven days after we receive the request and all necessary documents. The check will be mailed to the address on your account (unless you request that it be sent to a different address which would require a signature guarantee). There is no charge for mailing out redemption checks. Your redemption checks will be mailed unless you expressly request that it be sent by wire or electronic fund transfer.

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By Wire/Electronic Funds Transfer:
At your written request and with a guaranteed signature on your redemption request, we will send you your redemption proceeds by wire or electronic funds transfer to your designated bank account. Redemption proceeds sent by wire transfer ordinarily will be made the business day immediately after we receive the request. Redemption proceeds by electronic fund transfer will be made within two or three days after we receive the request. You will be charged a fee (currently $15) for each wire transfer. There is no charge for electronic fund transfers. You will be responsible for any charges that your bank may impose for receiving wire or electronic fund transfers.

Other Redemption Information

Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances:

•	The redemption is for $25,000 or more.

•	The proceeds are to be sent to someone other than the registered account holder of the shares being redeemed.

•	The proceeds are to be sent to an address other than the registered address on the account.

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•	If you want to change ownership registration on your account.

•	If you have requested a change of address within 30 days prior to the redemption request.

•	If you request that the redemption proceeds be sent by wire or electronic fund transfer.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Small Accounts. We reserve the right to terminate your account in a Fund if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $2,000. We will notify you at least 30 days in advance of our intention to terminate the account to allow you an opportunity to restore the account balance to at least $2,000. Upon any such termination, we will send you a check for the proceeds of redemption.

Suspension of Redemptions. Your right to redeem shares in a Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

Excessive Account Activity. An excessive number of purchases, exchanges and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present such risks to Fund shareholders as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, and adverse tax consequences. The Funds' Board of Directors has adopted policies to discourage frequent purchases, exchanges and redemptions of Fund shares. We prohibit any shareholder from making, during any 12-month period, more than three purchases back into a Fund that were preceded by or otherwise associated with exchanges or redemptions from the Fund. However, when purchases, exchanges and redemptions are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able effectively to identify and restrict persons who engage in such activity. This prohibition does not apply to shareholders who have automatic investment plans or systematic withdrawal plans. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or purchase order, or reject an exchange or purchase, at any time, for any reason. We also have the right to close accounts of persons who have a known history of market timing and other disruptive transaction activity.
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OTHER INFORMATION

Determination of Net Asset Value

Each Fund calculates its share price, also called net asset value, for both purchases and sales of shares, as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time), every day the Exchange is open. We determine each Fund's net asset value per share by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, and then dividing that amount by the number of outstanding shares of the Fund. We value each Fund's investments at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds' Board of Directors. Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities frequently are not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. We generally value debt securities held by a Fund with remaining maturities of 60 days or less on an amortized cost basis.
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When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds' Board of Directors. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different mutual funds could reasonable arrive at different values for the same security.

Authorized Broker-Dealers

The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of each Fund. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the particular Fund's net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

Dividends and Distributions

Each Fund annually (generally within 60 days following its June 30 fiscal year-end) distributes substantially all of its net investment income and any net realized capital gains. All income, dividends and capital gains distributions are automatically reinvested in shares of the Fund at net asset value, without a sales charge, on the payment date, unless you request payment in cash.

If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the particular Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.
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Taxes

Distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. Distributions are taxable as ordinary income, qualifying dividends or capital gains. As a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum federal rate on certain long-term capital gains and qualifying dividends received by individuals, estates and trusts is reduced to 15% through 2008. Long-term capital gains distributions that do not qualify for the reduced rate will generally be taxed at a federal rate of 20%, and short-term capital gains distributions will be taxed as ordinary income. Qualifying dividends include dividends received from domestic corporations (including mutual funds) on shares of stock that have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate. Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates (with a maximum rate of 35% through 2010). You will receive information annually on the federal tax status of your Fund's dividends and capital gains distributions.

In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to do so, the Funds are required to withhold 28% of your taxable distributions and redemption proceeds.

The foregoing tax discussion is general. You should consult your own tax advisor for more information and specific advice.

Retirement Accounts and Plans

Individual Retirement Accounts. The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts. [                    ] will serve as custodian for all these types of IRA accounts sponsored by the Funds. [                  ] will charge a $12.50 annual maintenance fee for each Traditional IRA, Roth IRA or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $25.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Funds.
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Purchases and redemptions of shares of the Funds by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $2,000 and a minimum subsequent investment requirement of $100. Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

Retirement Plan Accounts. Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans, 403(b) plans and other retirement plans. Forms of SEP, SIMPLE and 403(b) plans are available from the Funds. The initial and subsequent investment minimums are not imposed on retirement plan accounts.

Because a retirement program involves commitments covering future years, it is important that the investment objectives of a Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

Privacy Policy

We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

We do not sell your personal information to anyone.

When we evaluate your request for our services, provide investment advice to you and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.
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The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity and accounts at other institutions.

We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, lawyers, securities professionals and others to assist us, or them, in providing services to you. We may also share information with the service providers that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.

We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

Generally, upon your written request, we will make available information for your review. Information collected in connection with, or an anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

Delivery of Documents to Shareholders

To control mailing and printing costs, we will deliver a single prospectus, annual or semi-annual report or other shareholder information ("shareholder documents") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."
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We will assume that you consent to householding of shareholder documents unless you check the appropriate box on the Account Application included with the Prospectus indicating that you do not consent or by sending a note to that effect to Wisconsin Capital Funds, c/o _____________________________. You may revoke your consent to householding at any time by calling Wisconsin Capital Funds at 1-____________ or by writing to us at the address provided above.

Website

Visit us online at www.wisconsincapitalfunds.com to access each Fund's performance and portfolio characteristics.

In addition to general information about investing in our Funds, our website offers:

•	Daily performance

•	Access to account balances

•	Portfolio manager's commentaries

•	Prospectus and applications

•	Statement of Additional Information

•	Annual and Semi-Annual Reports

•	Quarterly lists of each Fund's portfolio holdings

•	Proxy voting record

•	Various policies and procedures

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WISCONSIN CAPITAL FUNDS, INC. ____________________ ____________________ 1-____________________ DIRECTORS OF THE FUNDS OFFICERS OF THE FUNDS

INVESTMENT ADVISOR
Wisconsin Capital Management, LLC
1200 John Q. Hammons Drive
Madison, WI 53717
Telephone: (608) 824-8800

DISTRIBUTOR

____________________
____________________
____________________

CUSTODIAN

____________________
____________________
____________________

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

____________________
____________________
____________________

INDEPENDENT ACCOUNTANTS

____________________
____________________
____________________

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

ADDITIONAL FUND INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Funds. The Statement of Additional Information is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. The Funds' annual report will contain a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain a free copy of the Statement of Additional Information or ask questions about the Fund, you can contact _________________ at the telephone number or address shown above. Information and reports about each Fund (including the Statement of Additional Information) are also available at the SEC's Public Reference Room in Washington, D.C. or on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

STATEMENT OF ADDITIONAL INFORMATION
________, 2007

PLUMB BALANCED FUND
PLUMB EQUITY FUND
1200 John Q. Hammons Drive
2nd Floor
Madison, Wisconsin 53717
Telephone: ___________

This Statement of Additional Information ("SAI") contains detailed information about the Plumb Balanced Fund and the Plumb Equity Fund. This SAI is not a prospectus and should be read in conjunction with the Fund Prospectus (the "Prospectus") dated _________, 2007. The Prospectus may be obtained, without charge, by contacting Wisconsin Capital Funds, Inc. at the address or one of the telephone numbers listed above.

TABLE OF CONTENTS

FUND HISTORY	2
DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS	2
INVESTMENT RESTRICTIONS	10
DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS	12
MANAGEMENT	13
ADVISORY, ADMINISTRATIVE AND OTHER SERVICES	19
DISTRIBUTION OF SHARES	22
PORTFOLIO TRANSACTIONS AND BROKERAGE	24
TAXES	26
CAPITAL STOCK AND OTHER SECURITIES	27
FINANCIAL STATEMENTS	27

This Statement of Additional Information is not a Prospectus. The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FUND HISTORY

Wisconsin Capital Funds, Inc. (the "Funds") is a Maryland corporation incorporated in 2007 and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is a series of Wisconsin Capital Funds, Inc. The Funds commenced operations on _____________, 2007. The investment advisor of the Funds is Wisconsin Capital Management LLC (the "Advisor"). The principal underwriter and distributor of shares of the Funds is [    ] (the "Distributor").

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS

Lending Portfolio Securities

Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, however, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In the event a Fund engages in this activity, Wisconsin Capital Management, LLC (the "Advisor") will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Repurchase Agreements

Each Fund may from time to time enter into repurchase agreements, although, absent unforeseen market and economic conditions, the Funds have no present intention to do so. Repurchase agreements involve the sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. Each Fund may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New York as primary dealers in U.S. Government securities and with banks. When a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or if the seller fails to repurchase the underlying security as agreed, the Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and (d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause a Fund to invest in repurchase agreements only when the Advisor determines that the Fund should invest in short-term money market instruments and the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

When-Issued Transactions

Each Fund may purchase or sell portfolio securities in when-issued transactions, although, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Fund remains substantially fully invested at the same time that it has entered into such transactions, which the Fund would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, the Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be ear-marked specifically for the settlement of such commitments. A Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Fund reserves the right to sell the securities before the settlement date if it is deemed advisable. The Funds currently do not intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the participating Fund's net assets would consist of when-issued securities.

Illiquid Securities

No Fund will invest more than 15% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

Variable Rate Demand Notes

Each Fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the participating Fund may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

Mortgage-Backed Securities

Each Fund may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Funds) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. Mortgage-related securities generally provide for a "pass-through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

The Government National Mortgage Association ("GNMA") is the principal government guarantor of mortgage-related securities. GNMA is authorized to guaranty, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as "modified pass-through" in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government related guarantors of these securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

Certain mortgage-backed securities that may be purchased by a Fund provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower then the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a Fund's potential price gain in response to falling interest rates, reduce the Fund's yield, or cause the Fund's share price to fall. When interest rates rise, the effective duration of a Fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Fund's sensitivity to rising rates and its potential for price declines. The Funds presently do not intend to purchase mortgage-backed securities and other asset-backed securities if, after such purchase, more than 5% of the Fund's net assets would consist of such securities.

Real Estate Investment Trusts

Each Fund may invest up to 10% of its total assets in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of the participating Fund's investment in that REIT. To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year. Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.

Initial Public Offerings

Each Fund may purchase securities of companies in initial public offerings (IPOs), although the Funds have no plans to do so in the immediate future. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Fund's performance depends on a variety of factors, including the portion of the Fund's assets that it invests in IPOs at any given time and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

High Yield Debt Securities

Each Fund may invest up to 5% of its total assets in debt securities (including convertible securities) that are non-rated or rated below investment grade, i.e., rated below "BBB" by S&P or "Baa" by Moody's. Such securities are commonly referred to as "junk bonds" or "high yield/high risk" securities. Non-investment grade securities are regarded to be speculative with regard to the issuer's capacity to pay interest and repay principal. Such securities involve the risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities. In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include any bonds, debentures, notes, preferred stocks or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.

The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to bonds in terms of payment priority.

Short Sales

Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium. Each Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short.

A Fund participating in a short sale will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds will not effect a short sale if, as a result, the aggregate value of all of the particular Fund's open short positions will exceed 5% of the value of the Fund's net assets. To secure the Fund's obligation to replace any borrowed security, the Fund either will place in a segregated account, or its custodian will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

A Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on the Nasdaq Stock Market.

A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.

Options and Futures

Each Fund may engage in transactions in options and futures contracts. Some options and futures strategies, including selling futures, buying put options and writing call options, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Funds will not invest in option or futures contracts if, as a result, the sum of the initial margin deposits and premiums paid to establish the Fund's aggregate options and futures positions would exceed 5% of the Fund's net assets.

Each Fund may purchase or write (sell) listed call options on stocks and stock indices. A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by the Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

Each Fund may purchase or write (sell) listed put options on stocks and indices. A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.

An option on an index is the same as a stock option except that the option is only settled in cash.

Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

Each Fund may purchase and sell exchange-traded futures contracts on stock indices. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market all of its open futures positions.

While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). The Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

Options and futures contracts can be highly volatile investments. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate. Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract and result in immediate and substantial gain or loss to a Fund. There can be no assurance that a liquid security market will exist for an option or futures contract at any particular time. On volatile trading days when a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out positions or enter into new positions and to value the option or futures contract. If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require the Fund to continue to hold the position until delivery or expiration.

Investments in Exchange-Traded Funds and Exchange-Traded Limited Partnerships

Each Fund may invest in securities of exchange-traded funds ("ETFs") and exchange-traded limited partnerships ("ETLPs"). ETFs and ETLPs are similar to traditional mutual funds and limited partnerships, respectively, except that their securities trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.

ETFs have their own operating expenses that are deducted from their assets and thus are borne by the shareholders of the ETF. Accordingly, a Fund will bear its share of the operating expenses of any ETFs in which it invests. As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Fund invests in ETFs. An investment in an ETF or an ETLP generally presents the same primary risks as an investment in a traditional mutual fund or limited partnership, such as the risk that the prices of the securities owned by the ETF or the ETLP, as the case may be, will go down.

In addition to the risks described above, an investment in an ETF or ETLP is also subject to the following risks that do not apply to an investment in a traditional mutual fund or limited partnership: (1) the market price of securities may trade at a discount to their actual value; (2) an active trading market for an ETF's or ETLP's securities may not develop or be maintained; or (3) trading of an ETF's or ETLP's securities may be halted if the listing exchange's officials deem such action appropriate, the shares or interests are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt trading in general.

A Fund's investment in an ETF or ETLP is subject to the investment restrictions of the Fund. In particular, because most ETFs are investment companies, the Fund's purchase of ETF shares is subject to the limitations on the Fund's investment in other investment companies. See "Investment Restrictions" in this Statement of additional information.

Investments in Other Investment Companies

An investment by a Fund in another Funds may cause the Fund to increase payments of administration and distribution expenses. See "Investment Restrictions" in this Statement of Additional Information.

Temporary Defensive Positions

Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions. Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable rate demand notes and purchase agreements.

Portfolio Turnover

Because the Funds first began offering their shares on the effective date of this Statement of Additional Information, they have no historic portfolio turnover information to report. However, we expect that the portfolio turnover rate for the Balanced Fund ordinarily will be in the range of 25% to 65% annually, and for the Equity Fund ordinarily will be in a range from 25% to 75% annually.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(3) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions, and except for securities lending activity as permitted by the 1940 Act.

(4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While the Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings.

(6) Purchase or sell real estate or commodities, except that the Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

(7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another Funds, investing more than 10% of its total assets in securities of such Funds and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another Funds.

(8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

(9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such Act).

In addition to the foregoing restrictions, the Funds' Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

(a) purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

(b) participate on a joint or joint-and-several basis in any securities trading account.

(c) invest more than 15% of its net assets in illiquid securities.

(d) effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund's open short positions would exceed 5% of the Fund's net assets.

(e) purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

Shares of the Funds are offered and sold to the public directly or through the Distributor without a sales charge at the net asset value per share next determined after the purchase order has been received by the Funds' transfer agent. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

The Funds' net asset values are determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sales price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds' Board of Directors. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes in which the Balanced Fund may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The Funds intend to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

MANAGEMENT

Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of the Funds are managed under the direction of, the Board of Directors. The Advisor is delegated responsibility for each Fund's investment management, and the officers are delegated responsibility for the Fund's operations. The Board of Directors meets regularly to review each Fund's performance and expenses and other operational matters. The Board elects the officers and hires the Funds' service providers. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor, and the Funds' Rule 12b-1 Distribution Plan. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Funds' business. The policy of the Board is that 75% of the directors must not be "interested persons" of the Funds (within the meaning of the 1940 Act).

Information pertaining to the Directors and officers of the Funds is set forth below. Except as shown otherwise in the table, the address for each person is Wisconsin Capital Management, LLC, 1200 John Q. Hammons Drive, 2nd Floor, Madison, Wisconsin 53717.

Name, Address and Age	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Independent Directors:

___________________ ___________________ Birth date: _____	Director	Since ____

___________________ ___________________ Birth date: _____	Director	Since ____
___________________ ___________________ Birth date: _____	Director	Since ____

Interested Directors and Officers

Thomas G. Plumb(2) Birth date: July 29, 1952	Director, President and Chief Executive Officer	Since 2007	President of Wisconsin Capital Management, LLC since January, 2004; President of Thompson Plumb Trust Company; Vice President of Thompson Plumb and Associates (investment advisor) until March, 2005.	None

Name, Address and Age	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director

Timothy R. O'Brien Birth date: June 8, 1959	Chief Financial Officer and Treasurer	Since 2007	Principal, Vice President and Portfolio Manager for Wisconsin Capital Management, LLC since 2004; prior thereto, Portfolio Manager and Research Analyst for Wisconsin Capital Management, LLC	None

Connie M. Redman Birth date: February 27, 1966	Chief Compliance Officer	Since 2007
Vice President, Chief Compliance Officer, Human Resources Manager and Corporate Secretary of Wisconsin Capital Management, LLC since October, 2005; Vice President, Human Resources Manager and Corporate Secretary of Wisconsin Capital Management, LLC from January, 2004 through October, 2005; prior thereto Human Resources Manager and Corporate Secretary of Wisconsin Capital Management, LLC.
None

Name, Address and Age	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
David B. Duchow Birth date: January 31, 1968	Vice President	Since 2007	Principal, Vice President and Portfolio Manager for Wisconsin Capital Management, LLC since 2004; prior thereto, Portfolio Manager and Research Analyst for Wisconsin Capital Management, LLC	None

Clint A. Oppermann Birth date: August 9, 1970	Secretary	Since 2007	Principal, Vice President and Director of Research for Wisconsin Capital Management, LLC since 2004; prior thereto, Research Analyst for Wisconsin Capital Management, LLC	None
______________________________

(1)
Officers of the Funds serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Funds serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2)	Thomas G. Plumb is an "interested person" of the Funds by virtue of his positions with the Funds and the Advisor.

Board Committees

The Board of Directors of the Funds have an audit committee and a nominating committee. The audit committee consults with the independent auditors for the Funds on matters pertaining to their audits of the Funds' annual financial statements, and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available upon request. The audit committee consists of                          (Chair),                          and                         , none of whom is an "interested" person of the Funds.                          has been determined by the Board to be an audit committee financial expert.

The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not "interested persons" of the Funds must be made and approved by the nominating committee. The nominating committee has not established any specific, minimum qualifications or standards for director nominees. The nominating committee will generally not consider any director candidates recommended by shareholders. The nominating committee has adopted a written charter, which is available upon request. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" of the Funds must be made and approved by the nominating committee. The nominating committee consists of                          (Chair),                          and                         .

Director Compensation

Directors and officers of the Funds who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers. Directors who are not so affiliated with the Advisor are entitled to receive as compensation for their services an annual retainer fee in an amount equal to $10,000 and a fee for each Board meeting and committee meeting attended in an amount equal to $______________. Directors who are not so affiliated with the Advisor also are entitled to reimbursement for reasonable travel, meals and lodging expenses incurred in connection with their attendance at meetings.

Director Ownership of Fund Shares

Because the Funds are first offering its shares on the effective date of this Statement of Additional Information, no Director owns shares of any Fund as of _______________, 2007.

Material Transactions with Independent Directors

No director who is not an interested person of the Funds, or his or her immediate family members, owned beneficially or of record, as of ________, 2007, any securities of the Advisor, the Distributor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

No director who is not an interested person of the Funds, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor or the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor which exceeds $60,000. In addition, no director who is not an interested person of the Funds, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was the Funds; an officer of the Funds; an Funds (or an entity that would be an Funds but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an Funds (or an entity that would be an Funds but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; the Advisor or the Distributor; an officer of the Advisor or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor or an officer of any such "control" person. No director who is not an interested person of the Funds, or immediate family member, or such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Code of Ethics for Personal Trading

The Funds and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Funds and the Advisor to invest in securities including securities that may be purchased or held by a Fund, subject to certain exceptions and pre-clearance procedures.

Code of Ethics for Principal Executive, Financial and Accounting Officers

The Funds have established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents the Funds file with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

Proxy Voting Policies

Proxy voting policies adopted by the Funds are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used by the Funds to determine how to vote proxies. Information regarding how the Funds voted proxies relating to portfolio securities held by a Fund during the most recent 12-month period ended June 30 will be made available annually within sixty (60) days of June 30 as follows:

•	Without charge, upon request, by calling 1-800-___-____;

•	On the Funds' website at www.wisconsincapitalfunds.com; and

•	On the SEC's website at www.sec.gov.

Policy Regarding Disclosure of Fund Holdings

The Funds believe that portfolio holdings information constitutes material, non-public information. Accordingly, the Funds have adopted a policy limiting disclosure of each Fund's portfolio holdings. A complete list of each Fund's portfolio holdings as of the end of each calendar quarter will be posted on the Funds' website thirty (30) days after the end of such quarter. Lists of each Fund's portfolio holdings is also disclosed to the extent required by law or to ratings agencies such as Morningstar or Lipper. Information about each Fund's portfolio holdings may also be disclosed to the Fund's advisor, distributor, transfer agent, custodian, independent auditor and other service providers (subject to their duty to maintain the confidentiality of such information) to the extent necessary to enable such providers to carry out their responsibilities to the Fund. Portfolio holdings information may be disclosed in other instances if the recipient of such information is bound by the duty of confidentiality and the Board of Directors of the Funds (including a majority of the independent directors) determines that such disclosure is appropriate. This policy does not prohibit disclosure to the media and others of particular stocks, industries or market segments that a Fund owns, likes or dislikes, so long as details that would constitute material, non-public information are not selectively disclosed. The Board of Directors receives quarterly reports on compliance with this policy. A copy of the Funds' policy regarding disclosure of portfolio holdings is attached hereto as Exhibit B.

The Funds file with the SEC a complete schedule of their portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. These forms are generally filed within 60 days following the end of the fiscal quarter. These forms are available without charge, upon request, by calling 1-800-___-____, or on the Funds' website at www.wisconsincapitalfunds.com. These forms are also available on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

Wisconsin Capital Management, LLC serves as the investment advisor for each Fund pursuant to an Advisory Agreement. The Advisor manages the investment and reinvestment of each Fund's assets subject to the supervision of the Funds' Board of Directors. The Advisor formulates and implements a continuous investment program for each Fund consistent with its investment objective, policy and restrictions.

The Advisory Agreement pursuant to which the Advisor is retained by each Fund provides for compensation to the Advisor (computed daily and paid monthly) at the annual rate of 0.65% of the Fund's average daily net assets. The Advisor earned no fees for serving as the investment advisor and administrator for each Fund during the last three fiscal years because it did not commence operations until the date of this Statement of Additional Information.

The Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Advisory Agreement also provides that the Funds will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except liability to the Funds or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Information About Portfolio Managers

Thomas G. Plumb leads a team of portfolio managers for each Fund, which includes, beside himself, David B. Duchow, Timothy R. O'Brien and Clint A. Oppermann.

Thomas G. Plumb serves as the Advisor's President and Chief Executive Officer. Mr. Plumb is the indirect owner of all of the outstanding shares of capital stock of WCM, Inc., the manager of the Advisor, which has control and authority over the management and operation of the Advisor. Mr. Plumb controls the Advisor through his indirect ownership of WCM, Inc., and he shares in the allocation of the Advisor's profits and cash distributions with certain other principles/portfolio managers of the firm.

Portfolio manager compensation is comprised primarily of a market-based salary and profit-sharing compensation arrangement. Overall the profitability of the Advisor determines the total amount of compensation that is available for portfolio managers. The portfolio managers are compensated by the Advisor, and not by the Funds. The portfolio managers own all of the equity of the Advisor. The profit-sharing compensation arrangement is governed by an operating agreement that sets forth the method in which net profits of the Advisor (above those net profits distributed to non-member employees as discretionary bonuses) are allocated among the members. Members of the Advisor divide the net profits of the firm on an annual fixed percentage that is designed to provide the minority members an increasing ownership interest in the firm over time. The profit-sharing compensation plan is not directly related to the performance or size of the Funds or of any other account managed by the Advisor. However, the performance and size of the Funds may have a material impact on the Advisor's net profits, and thus indirectly may affect the overall compensation of the portfolio managers.

Because the Funds first offered their shares for sale on the date of this Statement of Additional Information, there presently is no ownership information to report for the Portfolio Managers with respect to the Fund.

The following table provides information about other accounts managed by Mr. Plumb and each of the assistant portfolio managers as of March 31, 2007. None of the accounts managed by Mr. Plumb or any of the assistant portfolio managers shown in the table is charged a fee based on performance.

Portfolio Manager/ Assistant Manager	Total Accounts Managed (Other Than the Fund)	Number of Those Accounts Which Are Registered Funds or Other Pooled Investment Vehicles	Aggregate Assets Held in Other Managed Accounts
Thomas G. Plumb	209	2	$1,150,748,390
David B. Duchow	84	0	$102,674,411
Timothy R. O'Brien	111	1	$174,119,105
Clint A. Oppermann	32	1	$52,599,572

Many, but not all, of the accounts managed by Mr. Plumb and the assistant portfolio managers have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from these portfolio managers' management of the investments of the Funds, on the one hand, and the investments of the other accounts, on the other hand, include:

•
The portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the Fund in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds;

•
The fact that the fee is payable to the Advisor for managing the Funds may be less than the fees payable to the Advisor for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts;

•	The proper allocation of investment opportunities that are suitable for the Funds and other accounts; and

•	The proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

Administrator

Under an Administrative and Accounting Services Agreement with the Funds, Wisconsin Capital Management also provides administrative and accounting services to each Fund. The administrative obligations include: (a) providing supervision of all aspects of the Funds' non-investment operations, such as custody of the Funds' assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their custodian and shareholder servicing agent), (b) providing the Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such other agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Funds, (d) providing the Funds, to the extent not provided pursuant to such other agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of the Funds other than those maintained pursuant to such other agreements. The accounting service obligations include maintaining and keeping current certain accounts and financial records of the Funds, preparing the financial statements of each Fund as required by the 1940 Act and calculating the net asset value per share of each Fund on a daily basis.

The annual fees to be paid by each Fund to Wisconsin Capital Management under the Administrative and Accounting Services Agreement are calculated at a rate equal to 15 basis points (0.15%) of the Fund's average daily net assets. The annual fee is subject to a $____________ minimum.

Expenses

The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor and Administrator; the fees and expenses of the Funds' custodian and transfer and dividend disbursing agent; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Fund. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

The Advisor has agreed to reimburse the Funds for all expenses they incur from their inception through December 31, 2010 so their annual operating expenses do not exceed 1.10% of average daily net assets in the case of the Balanced Fund and 1.20% in the case of the Equity Fund.

Transfer and Dividend Disbursing Agent

[Name and address of TA] is the transfer and dividend disbursing agent for each Fund.

Custodian

[Name and address of Custodian] is the custodian of each Fund's portfolio securities and cash.

Counsel and Independent Registered Public Accounting Firm

Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds.

[Name and address of Accounting Firm] serves as independent registered public accountants for the Funds.

DISTRIBUTION OF SHARES

[Name of Distributor] (the "Distributor"), [Address of Distributor], serves as principal underwriter and distributor of the shares of each Fund. The Distributor is a subsidiary of [Name of Parent].

Under the Distribution Agreement approved by the Board of Directors (including a majority of those directors who are not interested persons of the Funds or of the Distributor), the Distributor has agreed to use appropriate efforts to solicit orders for the sales of Fund shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of Fund shares, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature.

The Distribution Agreement will continue for each Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the members of the Funds' Board of Directors who are not interested persons of the Funds or the Distributor, cast in person at a meeting for the purpose of voting on such approval, and (ii) by the vote of either a majority of the Funds' Board or a majority of the outstanding voting securities of the particular Fund. Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice by either party and will automatically terminate in the event of its assignment.

Rule 12b-1 Plan

Each Fund has adopted a distribution plan (the "Rule 12b-1 Plan") which, among other things, requires it to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets computed on an annual basis.

The amount reimburses the Distributor for distributing Fund shares and providing services to shareholders. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution or other person who renders assistance in distributing or promoting the sale of Fund shares, provides shareholder services to the Funds or has incurred any of the aforementioned expenses on behalf of the Funds pursuant to either a Dealer Agreement or other authorized arrangement. Covered shareholder servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. A Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by one Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with its provision of distribution or shareholder services to another Fund.

The Funds' Rule 12b-1 Plan also authorizes the Funds to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the particular Fund's average daily net assets. The Funds' direct payment of covered distribution and servicing expenses is made with the Distributor's knowledge primarily for administrative convenience.

Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Funds and their shareholders.

The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.

The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the affected Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a Fund requires approval by the shareholders of that Fund; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In addition, the Advisor may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Funds to clients if the Advisor believes that such brokers' commissions or dealer spreads, quality of execution and the overall quality of brokerage and research services are comparable to those of other brokers. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

In selecting brokers to effect portfolio transactions for a Fund, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases, and the availability of the brokerage firm's analysts for consultation. Where computer software serves functions other than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bears such part of the cost itself. While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause a Fund to pay a broker or dealer, who provides brokerage and research services to the Advisor, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Fund and the other accounts as to which the Advisor exercises investment discretion.

The Advisor does not compensate broker-dealers for, or otherwise take into consideration, the efforts of a broker-dealer in marketing, offering or selling Fund shares in allocating brokerage, although pursuant to procedures adopted by the Funds, the Advisor may effect portfolio transactions through such broker-dealers.

The Advisor may direct portfolio transactions for the Funds to [List relevant brokers] and other broker-dealers under agreements in which a portion of the commissions paid to such broker-dealers by the Funds are returned to the Funds and used to pay the Funds' expenses. There are no minimum levels of brokerage commissions that must be earned under these directed brokerage arrangements. The allocation of transactions to such broker-dealers will be made only if it is consistent with "best execution."

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other Funds or advisory account for which the Advisor acts as investment advisor), the Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund.

TAXES

Each Fund intends to qualify as a regulated Funds under the Internal Revenue Code of 1986 (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated Funds, the Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated Funds under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from the Funds may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 28% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Funds are notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

CAPITAL STOCK AND OTHER SECURITIES

General

The authorized capital stock of the Funds consists of two billion (2,000,000,000) shares of Common Stock, $0.001 par value per share. The shares of Common Stock are presently divided into two series, the Plumb Balanced Fund and the Plumb Equity Fund, each consisting of 200 million authorized shares of Common Stock. The Board of Directors may authorize the issuance of additional series of Common Stock (funds).

Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or accumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares.

Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Funds' Articles of Incorporation or Bylaws. Shareholders of the Funds vote together to elect a single Board of Directors and on other matters commonly affecting all of the Funds, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new Advisory Agreement), separate votes by shareholders of each Fund are required. The Funds' Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

Control Persons and Principal Holders of Fund Shares

Prior to commencement of operations of the Funds, initial shares of the Funds were issued to the Advisor in exchange for the seed capital, as required by the 1940 Act. Pursuant to this investment, at the commencement of operations and for a temporary period thereafter, the Advisor will be a "control person" of the Funds, as defined in the 1940 Act.

FINANCIAL STATEMENTS

The following is a Statement of Assets and Liabilities for each Fund as of ___________________, 2007, reflecting the initial seed capital provided by the Advisor.

EXHIBIT A

WISCONSIN CAPITAL FUNDS, INC.
PROXY VOTING POLICIES AND PROCEDURES

Introduction

Wisconsin Capital Funds, Inc. (the "Funds") has adopted these Proxy Voting Policies and Procedures pursuant Investment Company Act Release IC-25922 ("Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies"). The Release, among other things, amended Items 13 and 22 of Form N-1A. Item 13(f) requires each mutual fund to describe or include in its statement of additional information the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders and those of the fund's investment adviser, principal underwriter or an affiliated person of the adviser or underwriter.

General Policies and Procedures

The Funds are managed with one goal in mind: to maximize shareholder value consistent with the Funds' investment objectives and policies. The Funds buy, hold and sell securities in pursuit of this goal. The Funds also exercise their rights as shareholders, including their voting rights, in the companies in which they invest in furtherance of this goal. The Funds take their voting rights seriously as they believe such rights are significant assets of the Funds. How the Funds vote on matters submitted to them in their capacity as shareholders of companies in their portfolio can have an impact on shareholder value.

The Funds typically invest in companies due, in part, to the strength, experience, quality and depth of their management. Management is entrusted with the day-to-day operations of a company, and a company's board of directors is responsible for long-range and other strategic planning decisions and corporate oversight. The Funds do not and cannot micromanage the companies in which they invest. While the Funds remain confident in the capabilities and motivations of a company's management (including its board of directors), the Funds will give considerable deference to the view of management with regard to matters submitted to a vote of shareholders. As a result, the Funds will frequently vote in a manner consistent with management's recommendations.

The Funds believe sound corporate governance adds value to shareholders of companies. The Funds will generally support matters which promote the corporate governance objectives: accountability of a company's management and board of directors to its shareholders; close alignment of the interests of management with those of shareholders; protection of shareholder rights, including voting rights; and accurate, understandable and timely disclosure of material information about a company's operations and financial performance.

Specific Matters

Specific matters of concern to the Funds include election of directors, equity-based compensation, corporate structure and shareholder rights, takeover deterrents and defense mechanisms, and social policy issues and shareholder proposals. Although the Funds do not have a policy of voting for or against any specific type of matter, the Funds will generally disfavor any matter that in its view is not in the best interests of a company's shareholders, particular their interest in the creation of value for their shares. The Funds will also not generally approve any matter that weakens the accountability of a company's management to shareholders, potentially skews the alignment of the interests of management with those of shareholders, abridges shareholder rights, deters legitimate change of control transactions or has the potential adverse economic effect on a company. The Funds will also vote against management's nominees for election as directors and other management recommendations if the Funds believe that management, including the board of directors, are failing to serve the best interests of their companies' stockholders.

Election of Directors. The Funds support a board of directors consisting of a majority of independent directors. The Funds also support the annual election of the entire board of directors. The Funds will generally resist efforts to create a staggered or classified board. The Funds will consider supporting attempts to de-classify existing Boards. The Funds also generally favor cumulative voting in the election of directors because it increases the shareholders' rights to effect change in the management of a company. However, other protections, such as a nominating committee comprised entirely of independent directors and a board consisting of a majority of independent directors, may make cumulative voting less important. The Funds also support the ability of shareholders to remove directors with or without cause and to fill vacancies on the board. In voting to elect or withhold support for a nominee to a company's board, the Funds will consider the experience and likely contribution of the nominee to the board and any committees of the board and his or her knowledge of the company and its industry.

Ratification of Independent Accountants. In considering whether to ratify the selection of independent accountants, the Funds will take into account the reputation of the accounting firm and the services it has or can provide to the company, and any other relationships it may have with the company, the company's board or its audit committee.

Equity-Based Compensation. The Funds believe that properly designed equity-based compensation plans, including restricted stock, option and purchase plans, effectively align the interests of shareholders with those of management and key employees. The Funds believe that equity-based compensation should be specifically tailored to achieve identifiable performance objectives. The Funds prefer restricted stock versus stock options because restricted stock better aligns shareholder interests with employee interests. The Funds are generally opposed to plans that substantially dilute their ownership interest in companies, provide participants with excessive awards or have other objectionable features and terms (such as de minimis exercise prices, automatic re-pricing features or the absence of vesting or holding period requirements).

The Funds also believe that management, particularly a company's executive officers, should be fairly compensated and provided appropriate incentives to create value for shareholders. However, the Funds will generally not support, without a valid justification, compensation or severance pay which is considered to be excessive, or bonuses and other incentives that are not tied to the creation of shareholder value.

Corporate Structure and Shareholder Rights. The Funds believe that shareholders generally should have voting power equal to their equity interest in a company and should be able to approve or reject matters by a simple majority vote. The Funds will generally support proposals to eliminate supermajority vote requirements and will generally vote against proposals to impose supermajority vote requirements. The Funds will also generally not support proposals for the creation of a separate class of common stock with greater or lesser voting rights. The Funds generally oppose proposals that eliminate or restrict the right of shareholders to call meetings or to take action by written consent in lieu of a meeting.

Takeover Deterrents. The Funds believe that the shareholders of a company should have the right to determine whether a change in control transaction is in their best interests. Although the Funds believe that in many change in control transactions a company's management plays an important role in increasing shareholder value, the Funds are skeptical of shareholder rights plans (i.e., poison pills) that would require management's involvement in the process. Some poison pills are subject to shareholder vote, mandatory periodic review by independent directors, short-term sunset provisions and qualified/permitted offer provisions, and may be acceptable to the Funds.

Proposals to increase the number of authorized shares of common stock or to create "blank check" preferred stock can also be used to deter takeover attempts that are not favored by management. However, additional authorized shares and blank check preferred stock are useful for legitimate financing needs. The Funds will therefore consider the likely uses and number of the additional authorized shares in determining how to vote on such proposals.

Social Policy Issues and Shareholder Proposals. The Funds generally will not support shareholder proposals on social policy issues or on a company's business practices, unless the Funds believe such proposals may have a beneficial effect on the company's stock price. Shareholder proposals typically relate to ordinary business matters which are more properly the responsibility of the company's management and its board of directors.

Delegation of Proxy Voting; Conflicts of Interest

The Funds delegate their proxy voting decisions to Wisconsin Capital Management, LLC, their investment adviser (the "Adviser"). The portfolio manager(s) of the Funds (who are employees of the Adviser) decide on how votes should be cast by the Funds, given their knowledge of the companies in which the Funds are invested and practices common in the companies' relevant industries. The Adviser and portfolio manager(s) are required to cast votes on behalf of the Funds strictly in accordance with these Proxy Voting Policies and Procedures.

Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company's employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote. Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Funds and their shareholders.

The Adviser will maintain a list of companies that present a potential conflict of interest with regard to the voting of proxies for the Funds managed by the Adviser. The portfolio manager(s) of the Funds with authority to vote proxies for the Funds will refer to the list before voting proxies. If a proxy relates to a company on the list, the matter shall be forwarded to the Adviser's Proxy Review Committee and the President of the Adviser for further consideration. When the Adviser's Proxy Review Committee or the Adviser's President believes that a particular vote to be cast by the Adviser on behalf of the Funds presents a material conflict of interest, the Adviser should inform legal counsel to the Funds and explain the conflict. The Adviser will also be required to inform the Funds' Board of Directors of the conflict and seek guidance from the Board as to how the vote should be cast. The guidance provided by the Board of Directors, including a majority of the directors who are not "interested persons" of the Adviser, will be binding on the Adviser. Notwithstanding the above, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be "interested persons" of the Adviser, that will be authorized and directed to provide guidance to the Adviser on how to cast votes on behalf of the Fund if a material conflict of interest is present.

The Adviser has formed an internal Proxy Review Committee to identify non-routine matters and proposals with potential to create conflicts of interest, and to otherwise implement these Proxy Voting Policies and Procedures. The Proxy Review Committee will consist of officers and/or employees of the Adviser and will always include its Chief Compliance Officer.

Miscellaneous

These Proxy Voting Policies and Procedures are guidelines to be followed by the Adviser who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Funds are entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Funds and its shareholders.

These Proxy Voting Policies and Procedures may be amended at any time by the Board of Directors of the Funds, including a majority of the directors who are not "interested persons" of the Adviser.

EXHIBIT B

WISCONSIN CAPITAL FUNDS, INC.
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of Wisconsin Capital Funds, Inc. (the "Company") has adopted this Policy regarding the disclosure of information related to the portfolio holdings of the various mutual fund series (the "Funds") of the Company.

General Policy

Information about the portfolio holdings of the Funds is generally considered to be relevant and significant to persons in deciding to buy or sell shares of the Funds. Such information should be safeguarded as material, non-public information until publicly disclosed. This means, at a minimum, that information about the portfolio holdings of any Fund should not be selectively disclosed to investors or potential investors (or their advisers, consultants or intermediaries) or to any other persons unless there are legitimate Company business purposes for doing so and such persons are subject to a duty of confidentiality and trading restrictions.

Specific Authorized Public Disclosures

The Company shall post on its website a complete schedule of the securities and investments owned by each Fund (the "Holdings Schedule") as of the end of each calendar quarter. This posting shall be made within thirty (30) days of the end of such quarter. The Holdings Schedule of each Fund shall at least identify each security or investment and its market value at the end of the quarter. In addition, the Company shall disclose the investments of the Funds as required by the Investment Company Act of 1940, as amended, and the rules and regulations adopted by the Securities and Exchange Commission thereunder (the "Investment Company Act"). Currently, the Investment Company Act requires the Funds to file with the SEC a complete schedule of their portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year with their annual and semi-annual reports to shareholders on Form N-CSR. These forms are required to be filed with the SEC approximately 60 days following the end of the relevant fiscal quarter. Portfolio holdings of the Funds shall also be disclosed to the extent required by applicable law, including without limitation the Securities Act of 1933 and the Securities Exchange Act of 1934 such as in filings on Schedule 13D or 13G or Form 13F.

The Company may refer persons who seek information on portfolio holdings to the Holdings Schedule posted on the website or the Company may deliver a copy of a Holdings Schedule to them but not until after the Holdings Schedule has been posted on the website.

Prohibition Against Selective Disclosure

Other than the postings of Holdings Schedules as described above, as described under "Permissible Disclosure" below, or as required by law, no person associated with the Company or Thompson Investment Management LLC or any other service provider to the Funds shall disclose to any person any information regarding the portfolio holdings of any Fund. This prohibition includes a partial or complete list of the securities and other investments of any Fund, as well as information about a particular security or investment purchased, sold or held (or proposed to be purchased or sold) by a Fund. The Company shall advise its service providers (including without limitation, its advisors, distributor, transfer agent, accounting/pricing agent, administrator, custodian, counsel and independent auditors) of this Policy and determine the ability of such service providers to comply with it.

Permissible Disclosure

Notwithstanding the prohibitions above, the President or any Vice President of the Company may disclose a Fund's portfolio holdings (including a more current list of holdings than the quarterly Holdings Schedule) to a recognized rating agency such as Morningstar or Lipper for its use in developing a rating for the Fund or in evaluating the category in which the Fund should be placed. In addition, the President or any Vice President of the Company (and the portfolio manager(s) of a Fund, after consultation with the Company's President) may disclose to a newspaper, magazine or television, cable or radio program that a Fund owns a particular security or securities within a particular industry, sector or market capitalization. No disclosure permitted by the preceding sentence shall include disclosure of the number of shares or principal amount of the subject securities held by the relevant Fund or the percentage that any such position represents in the Fund or in the issuer of such securities and shall not include disclosure regarding whether the Fund is considering the purchase or sale of any of the subject securities.

Information about a Fund's portfolio holdings may be disclosed by the Fund's advisor, distributor, administrator, accounting/pricing agent, transfer agent, custodian, counsel, independent auditors and other service providers only to the extent required by law or, subject to imposing appropriate conditions on the confidentiality and safekeeping of such information, to the extent necessary to enable such service providers to carry out their specific duties, responsibilities and obligations to the Fund.

Information about a Fund's portfolio holdings may also be disclosed if, in advance of such disclosure, it is established to the satisfaction of the Board of Directors, including a majority of Directors who are not "interested persons" of the Company, upon the advice of legal counsel, that such disclosure does not violate applicable securities laws and is in the best interests of shareholders of that Fund and that the recipient of such information has agreed to maintain the confidentiality of such information and will not trade on such information.

Reports to Board

The Company shall report to the Board of Directors on a quarterly basis the parties' compliance with this Policy.

Oversight of Policy

The Company's chief compliance officer shall be responsible for overseeing this Policy and for ensuring that all appropriate parties acknowledge their understanding of this Policy. The chief compliance officer shall periodically evaluate the effectiveness of this Policy and recommend to the Board of Directors modifications to this Policy.

Disclosure of Policy

The Prospectus for the Funds shall state that a description of this Policy is set forth in the Funds' Statement of Additional Information, and the Funds' Statement of Additional Information shall describe this Policy.

PART C
Other Information
_________________

Item 23. Exhibits.

See Exhibit Index following the signature page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

None.

Item 25. Indemnification.

Article IX, Section 9.1 of the Registrant's Bylaws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Registrant. However, no person shall be indemnified by the Registrant against any liability to the Fund or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Item 26. Business and Other Connections of Investment Advisor.

Wisconsin Capital Management, LLC, the Registrant's investment advisor, is engaged in the investment advisory business. Set forth below is a list of the directors and officers of Wisconsin Capital Management, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature of those directors and officers during the past two fiscal years.

Name	Position with Advisor	Other Affiliations

Thomas G. Plumb	Owner of managing member, WCM, Inc.; Director and President	Director, President and Chief Executive Officer of the Registrant

Timothy R. O'Brien	Principal, Vice President and Portfolio Manager	Chief Financial Officer and Treasurer of the Registrant

Connie M. Redman	Vice President, Chief Compliance Officer, Human Resources Manager and Corporate Secretary	Chief Compliance Officer of the Registrant

David B. Duchow	Principal, Vice President and Portfolio Manager	Vice President of the Registrant

Clint A. Oppermann	Principal, Vice President and Director of Research	Secretary of the Registrant

George H. Austin	Director	None

William O. Steinberg	Director	None

Thomas E. Terry	Director	None

Item 27. Principal Underwriters.

[                     ] serves as the principal underwriter and distributor of shares of the Registrant's mutual fund series.

(a) Set forth below is the name of each investment company (other than the Registrant) for which [                     ] acts as a principal underwriter, depositor or investment adviser:

(b) Set forth below is a list of each manager, officer, director and member of [                     ] and their positions and officers with [                     ] and the Registrant.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

(c) [                     ] does not receive any commissions or other compensation from the Registrant. [                     ], the Registrant's investment adviser, pays the compensation of [                     ].

Item 28. Location of Accounts and Records.

Accounts, books, records and other documents required to be maintained under Section 31(a) relating to the number of shares of the Registrant's common stock held by each shareholder of record are in the physical possession of [                     ]. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Wisconsin Capital Management, LLC, 1200 John Q. Hammons Drive, Second Floor, Madison, Wisconsin 53717.

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

The Registrant hereby undertakes to file, prior to accepting subscriptions for the purchase of any shares of its capital stock from more than 25 persons, a pre-effective amendment to this Registration Statement on Form N-1A with certified financial statements showing initial capital received equaling at least $100,000.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison and State of Wisconsin on this 4th day of April, 2007.

WISCONSIN CAPITAL FUNDS, INC.

By:	/s/ Thomas G. Plumb
Thomas G. Plumb, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacity(ies) indicated on this 4th day of April, 2007.

Signature	Title

/s/ Thomas G. Plumb Thomas G. Plumb	Sole Director, Chief Executive Officer and President (Principal Executive Officer)

/s/ Timothy R. O'Brien Timothy R. O'Brien	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

WISCONSIN CAPITAL FUNDS, INC.

_____________________________________________

EXHIBIT INDEX
TO
REGISTRATION STATEMENT ON FORM N-1A
_____________________________________________

Exhibit Number	Description	Filed Herewith	To Be Filed By Pre-Effective Amendment

(A)	Registrant's Articles of Incorporation	X

(B)	Registrant's By-Laws	X

(C)	Not Applicable

(D)	Investment Advisory Agreement, dated _____________, 2007, by and between Registrant and Wisconsin Capital Management, LLC		X

(E)	Distribution Agreement, dated _____________, 2007, by and between Registrant and ___________		X

(F)	Not Applicable

Exhibit Number	Description	Filed Herewith	To Be Filed By Pre-Effective Amendment

(G)	Custodian Agreement, dated _____________, 2007, by and between Registrant and ________________		X

(H)(1)	Administrative and Accounting Services Agreement, dated _____________, 2007, by and between Registrant and Wisconsin Capital Management, LLC		X

(H)(2)	Transfer and Dividend Disbursing Agent Agreement, dated _____________, 2007, by and between Registrant and _________________		X

(H)(3)	Fee Waiver and Expense Reimbursement Commitment from Wisconsin Capital Management, LLC to Registrant regarding the capping of the expense ratio of the Thomas Plumb Balanced Fund	Included in Investment Advisory Agreement (see Exhibit (D) of this Registration Statement)

(I)	Opinion of Legal Counsel		X

Exhibit Number	Description	Filed Herewith	To Be Filed By Pre-Effective Amendment

(J)(1)	Consent of Independent Accountants		X

(J)(2)	Consent of Legal Counsel	Included in Exhibit I of this Registration Statement on Form N-1A

(K)	Not Applicable

(L)	Subscription Agreement, dated April 3, 2007, by and between Registrant and Wisconsin Capital Management, LLC	X

(M)	Registrant's Rule 12b-1 Distribution Plan		X

(P)	Registrant's Code of Ethics		X